                                                                Exhibit 10.10

     THIRD LOAN MODIFICATION AND EXTENSION AGREEMENT


     THIS THIRD LOAN MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") is made this 12th day of November, 1997, but shall be effective as of the 15th day of January, 1998, by and among ST. BARNABAS LIMITED PARTNERSHIP, a Maryland limited partnership, (hereinafter referred to as the "Borrower"); CONSTELLATION PROPERTIES, INC., a Maryland corporation, (hereinafter referred to as the "Guarantor"); and NATIONSBANK, N.A., a national banking association and successor-by-merger to Maryland National Bank, (hereinafter referred to as the "Lender").

     INTRODUCTORY STATEMENT

     A. On August 31, 1988, the Lender extended to the Borrower a credit facility in the original principal amount of $30,245,000 (hereinafter referred to as the "Loan") to finance the development by the Borrower of approximately 25.03 acres of land located on Oxen Hill Road in Prince George's County, Maryland and known generally as "Constellation Center". The terms of the Loan have previously been modified pursuant to the terms of, among other things, a Loan Modification Agreement and Amendment dated May 28, 1993 executed by and between the Borrower and the Lender and a Second Loan Modification Agreement and Amendment dated January 14, 1995 executed by and among the Borrower, the Guarantor and the Lender (hereinafter referred to as the "Modification Agreements").

     B. The Loan is currently evidenced by (i) an Amended and Restated Promissory Note dated January 12, 1995 executed by the Borrower, as maker, in favor of the Lender, as payee, in the principal amount of $12,024,849.58 (such Amended and Restated Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Office Project Note") and (ii) an Amended and Restated Promissory Note dated January 12, 1995 executed by the Borrower, as maker, in favor of the Lender, as payee, in the principal amount of $568,388.86 (such Amended and Restated Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Bank Facility Note"; the Office Project Note and the Bank Facility Note being hereinafter sometimes referred to individually as a "Note" and collectively as the "Notes").

     C. The Loan is currently secured by, among other things, the lien of a Deed of Trust dated December 31, 1986 executed by the Borrower, as grantor, in favor of Mark A. Merino and Joseph V. Prado, as trustees, for the benefit of the Lender covering the Borrower's interest in the real property known as "Constellation Center" and duly recorded among the Land Records of Prince George's County, Maryland in Liber 6596, Folio 884, as amended (i) by a First Amendment to Deed of Trust dated April 20, 1987 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 6655, folio 206, (ii) by a Second Amendment to Deed of Trust dated August 31, 1988 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 7077, folio 586, (iii) by a Third Amendment to Deed of Trust dated September 27, 1991 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 8080, folio 912, and (iv) by a Fourth Amendment to Deed of Trust dated January 12, 1995 executed by and between, among others, the Borrower and the Lender and duly recorded among the Land Records of Prince George's County, Maryland in Liber 10013, folio 313 (such Deed of Trust, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Deed of Trust"; all real and personal property currently remaining subject to the lien of the Deed of Trust being hereinafter collectively referred to as the "Property").

     D. The payment and performance of all of the obligations of the Borrower to the Lender under the Loan were unconditionally and irrevocably guaranteed by the Guarantor pursuant to the terms of a certain Guaranty dated September 27, 1991 executed by the Guarantor in favor of the Lender (such Guaranty, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Guaranty").

     E. On this date the Borrower continues to be the owner of the Property and the Borrower and the Guarantor acknowledge and agree that the Deed of Trust constitutes a valid and subsisting first lien on the Borrower's fee simple interest in the Property for the aggregate outstanding principal balance of the Notes and interest thereon, all in accordance with the terms, covenants, conditions and warranties of the Deed of Trust and the Notes secured thereby, and that all of the other provisions of the same are in full force and effect.

     F. Pursuant to the terms of the Notes, the Loan is scheduled to mature on January 15, 1998, and the Borrower has requested that the Lender extend the maturity thereof.

     G. In order to induce the Lender to agree to the Borrower's request hereinabove set forth, and upon the express condition that the lien of the Deed of Trust remains a valid and subsisting first lien on the Property and that the execution and delivery of this Agreement shall not impair the lien thereof, the parties hereto have agreed to execute and deliver this Agreement to modify the terms of repayment of the Loan as hereinafter more particularly set forth.

     AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

     1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

     2.   Outstanding Obligations.  The parties hereto acknowledge and agree
(a) that the outstanding principal balance of the Office Project Note as of October 31, 1997 is $10,910,701.58, (b) that the outstanding principal balance of the Bank Facility Note as of October 31, 1997 is $495,019.86, (c) that interest on the unpaid principal balance of each of the Notes has been paid through September 30, 1997, and (d) that the unpaid principal balance of each of the Notes, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

     3. Confirmation of Lien. The Borrower and the Guarantor hereby acknowledge and agree that the Property is and shall remain in all respects subject to the lien, charge and encumbrance of the Deed of Trust, and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Deed of Trust, or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan or any of the Loan Documents (as hereinafter defined), nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or

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evidence of the indebtedness evidenced and secured thereby.

     4. Continuation of Loan Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Notes shall continue to bear interest and to be repaid on the terms and subject to the conditions set forth in the Notes and the other documents evidencing and securing the Loan (this Agreement, the Notes, the Deed of Trust, the Guaranty, the Modification Agreements and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Loan Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Loan Documents.

     5. Interest. Except as otherwise expressly set forth below, interest shall continue to accrue and be payable on the Loan at the rate or rates set forth in the Notes. Notwithstanding the foregoing, provided that no default or event of default shall have occurred hereunder or under any of the other Loan Documents, upon the satisfaction by the Borrower of each of the conditions hereinafter set forth, as determined by the Lender in its sole but reasonable discretion, in the event that the Borrower exercises its option to further extend the maturity of the Loan in accordance with the terms of Paragraph 7 below, and satisfies each of the conditions precedent thereto as more particularly set forth in Paragraph 7 hereof, the Borrower's option to elect to fix the interest rate under the Notes at the "Fixed LIBOR Rate" (as described and defined in the Notes) shall be reduced to the Adjusted LIBOR Rate (as defined in the Notes) plus two hundred (200) basis points per annum.:

          (a) The Borrower shall have furnished to the Lender a current certified rent roll covering the Property, along with executed copies of each and every lease referenced therein, which shall demonstrate that not less than ninety percent (90%) of all of the leaseable space within the Property shall then be leased to, and occupied by, bona fide, third-party tenants acceptable to the Lender in all respects and who or which shall have commenced the payment of rent under such leases (hereinafter referred to collectively as "Qualified Leases"); and

          (b) The Borrower shall have achieved a ratio of Projected Net Operating Income to Debt Service (both as hereinafter defined), on an annualized basis, equal to not less than 1.25 to 1.0. For the purposes hereof, the term "Projected Net Operating Income" shall mean (i) the sum of
(1) gross rental income estimated by the Lender to be realized by the Borrower over the twelve (12) month period immediately following the date when tested by the Lender from Qualified Leases of the Property (with no credit for any free rent and with such further adjustment as the Lender may require to reflect extraordinary tenant concessions) for the period in question, (2) common area maintenance charges estimated by the Lender to be received by the Borrower during the period in question by the tenants under such Qualified Leases, and (3) tenant reimbursements of Projected Operating Expenses (as hereinafter defined) estimated by the Lender to be received by the Borrower during such period, less (ii) Projected Operating Expenses estimated by the Lender to be incurred by the Borrower during the period in question. In determining Projected Net Operating Income, no deduction or adjustment will be made for depreciation, depletion or amortization of assets. The term "Projected Operating Expenses" shall mean all costs and expenses estimated by the Lender to be incurred by the Borrower in connection with the Property for such period, including without limitation, a management fee for the Property equal to not less than three percent (3%) of gross rents, plus an adjustment, if determined to be necessary by the Lender, to reflect costs and expenses not historically paid by the Borrower but which would customarily be paid by owners of similar properties in like locations. The term "Debt Service" shall mean the annual principal and interest payments required to fully amortize the Loan in equal monthly installments of principal and interest based on a 20 year mortgage amortization schedule computed at a hypothetical fixed interest rate equal to the greater of (i) 250 basis points per annum in excess of the then current rate on 7 year United States Treasury Notes, as reported in the Federal Reserve Statistical Release H.15(519) (the "Release") for December 31, 1998 or if such day is not a business day, then for the first immediately preceding day for

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which the Release reports such rate, or (ii) nine percent (9%) per annum.

     6. Amortization and Maturity. Principal and interest shall be due and payable under the Loan as follows:

          (a) Commencing on the first day of February, 1998 and continuing on the same day of each and every month thereafter to maturity (as the same may be further extended in accordance with the terms of Paragraph 7 below),
(i) principal shall continue to be due and payable under the Office Project
Note in equal monthly installments of $33,053, together with accrued and unpaid interest on the outstanding principal balance of the Office Project Note, and (ii) principal shall continue to be due and payable under the Bank Facility Note in equal monthly installments of $2,200, together with accrued and unpaid interest on the outstanding principal balance of the Bank Facility Note; and

          (b) Unless the maturity of the Loan shall be further extended or unless sooner paid, the Loan shall mature and the entire principal balance of the Notes, together with all accrued and unpaid interest thereon, shall be due and payable on January 15, 1999.

     7. Extension Option. The Borrower shall have one (1) option to further extend the maturity of the Loan, for a period of twelve (12) additional months, upon the express condition for the exercise of such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender in its sole and absolute discretion:

          (a) The Borrower shall have given the Lender at least thirty (30) days prior written notice of its intention to extend;

          (b) The Borrower shall have paid to the Lender, at the time the notice required by subparagraph (a) above is given, an extension fee in an amount equal to one-quarter of one percent (1/4%) of the sum of (i) the then outstanding principal balance of the Office Project Note, and (ii) the then outstanding principal balance of the Bank Facility Note;

          (c) No default or event of default shall have occurred hereunder or under any of the other Loan Documents;

          (d) The Borrower shall have furnished to the Lender a current certified rent roll covering the Property dated not more than thirty (30) days prior to the commencement of such extension term, along with executed copies of each and every lease referenced therein, which shall demonstrate that, at the time of the exercise by the Borrower of such extension option, not less than ninety percent (90%) of all of the leaseable space within the Property shall then be leased to, and occupied by, bona fide, third-party tenants acceptable to the Lender in all respects under Qualified Leases and who or which shall have commenced the payment of rent thereunder such leases (hereinafter referred to collectively as "Qualified Leases"); and

          (e) At the time of the exercise by the Borrower of such extension option, the Borrower shall have achieved a ratio of Projected Net Operating Income to Debt Service (both as hereinafter defined), on an annualized basis, equal to not less than 1.25 to 1.0, which shall be measured as of December 31, 1998 on an historical basis based upon the preceding twelve (12) month results. For the purposes hereof, the term "Net Operating Income" shall mean
(i) the sum of (1) gross rental income from Qualified Leases of the Property (with no credit for any free rent and with such further adjustment as the Lender may require to reflect extraordinary tenant concessions) for the period in question, (2) common area maintenance charges actually paid to the Borrower during the period in question by the tenants under such Qualified Leases, and (3) tenant reimbursements of Operating Expenses (as hereinafter defined) actually received by the Borrower during such period, less (ii) Operating Expenses for the period in question. In determining Net Operating Income, no deduction or adjustment will be made for depreciation, depletion or amortization of assets. The term "Operating Expenses" shall mean all costs and expenses incurred in connection with the Property for such period, including without limitation, a management fee for the Property equal to not less than three percent (3%) of gross rents, plus an adjustment, if determined to be necessary by the Lender, to reflect costs and expenses not paid by the Borrower but which would customarily be paid by owners of similar properties in like locations. The term "Debt Service" shall mean the annual principal and interest payments required to fully amortize the Loan in equal monthly installments of principal and interest based on a 20 year mortgage amortization schedule computed at a hypothetical fixed interest rate equal to the greater of (i) 250 basis points per annum in excess of the then current rate on 7 year United States Treasury Notes, as reported in the Federal Reserve Statistical Release H.15(519) (the "Release") for December 31, 1998 or if such day is not a business day, then for the first immediately preceding day for which the Release reports such rate, or (ii) nine percent (9%) per annum.

     8. Late Charges and Default Interest. In the event that any payment due under the Loan is not received by the Lender within fifteen (15) days after the date such payment is due (inclusive of the date when due), the Borrower shall pay to the Lender on demand a late charge equal to four percent (4%) of such payment. Moreover, upon the occurrence of an event of default hereunder, under the Notes or under any of the other Loan Documents (beyond any applicable period to cure), the unpaid principal balance of the Notes shall bear interest thereafter until such event of default is cured at a rate which is at all times equal to four percent (4%) per annum in excess of the rate or rates of interest otherwise payable under the Loan.

     9. Prepayment. The Borrower shall have the right to prepay the Loan in full or in part, at any time and from time to time, upon ten (10) days prior written notice to the Lender. With respect to any portion of the Loan that is bearing interest at a Floating Rate (as defined in the Notes), such portion of the Loan may be prepaid in full or in part without premium or penalty. If any portion of the Loan bearing interest at a Fixed Rate (as defined in the Notes) is prepaid in full or in part for any reason whatsoever, other than as a result of the application of insurance or condemnation proceeds in accordance with the terms of the Deed of Trust, the Borrower shall pay to the Lender a prepayment fee calculated in accordance with the terms of the Notes. All payments made on account of the Loan shall be applied first to any late charges then due hereunder, second to the payment of any prepayment penalty then due in accordance with the terms of the Notes, third to the payment of all accrued and unpaid interest then due under the Loan and the remainder, if any, shall be applied to the unpaid principal balance of the Loan, with application first made to all principal installments then due under the Loan, next to the outstanding principal balance due at maturity and thereafter to the unpaid principal installments in the inverse order of maturity.

         10. Extension Fees and Expenses. In consideration of the Lender's agreement to modify and extend the Loan and in addition to the payments of principal and interest required above, the Borrower shall pay to the Lender upon the execution and delivery of this Agreement a non-refundable extension fee in the amount of $28,249.91. In addition, the Borrower and the Guarantor covenant and agree to pay all other fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement and the modification of the Loan, including without limitation, the Lender's reasonable attorneys' fees and all recording costs.

         11. Additional Events of Default. In addition to those events of default specifically enumerated in the Notes, the Deed of Trust, and/or any of the other Loan Documents, the failure of the Borrower or the Guarantor to comply with the terms of any covenant or agreement contained herein shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Notes and the Deed of Trust, as well as all other rights and remedies provided to the Lender under the terms of any of the other Loan Documents as a result of the occurrence of the same.

         12. Release of Claims. The Borrower and the Guarantor, for themselves and for each of their

                                       5
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respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Loan, the Loan Documents and/or the Property which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrower and/or the Guarantor in connection with the Loan,
(b) was or is in any way involved with the Borrower and/or the Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrower, the Guarantor or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrower and the Guarantor and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

         13. Ratification of Guaranty. The Guarantor hereby covenants and agrees with the Lender that the execution of this Agreement does not and shall not in any manner affect its obligations and liabilities under the Guaranty and that the Guaranty remains in full force and effect. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender the due and punctual payment and performance of all obligations of the Borrower arising out of or connected with this Agreement as if the same were set forth fully in the Guaranty at the time of the execution thereof.

         14. Continuing Agreements; Novation. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Notes, the Deed of Trust, the Guaranty and each of the other Loan Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Notes or in any of the other Loan Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Notes, the Deed of Trust, the Guaranty and/or the other Loan Documents and that the existing indebtedness of the Borrower to the Lender evidenced by the Notes is continuing, without interruption, and has not been discharged by a new agreement.

         15. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO THE BORROWER OR THE GUARANTOR OR TO ANY EMPLOYEE OR AGENT OF THE BORROWER OR THE GUARANTOR, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION AND EXTENSION OF THE LOAN, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION AND EXTENSION OF THE LOAN ARE MERGED HEREIN.

         16. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

         17. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         18. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original.
It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

WITNESS OR ATTEST:                      ST. BARNABAS LIMITED PARTNERSHIP

                                        By:  Constellation Properties, Inc.,
                                             General Partner
------------------------------------
By                            (SEAL)
  ----------------------------               Roger A. Waesche, Jr.
                                             Vice President

WITNESS OR ATTEST:                      By:  CPO Constellation Centre, Inc.,
                                             General Partner

------------------------------------
By                            (SEAL)
  ----------------------------               Roger A. Waesche, Jr.
                                             Vice President

WITNESS OR ATTEST:                        CONSTELLATION PROPERTIES, INC.


--------------------------------------
By                                (SEAL
  --------------------------------
Roger A. Waesche, Jr.
                                          Vice President


WITNESS:                                  NATIONSBANK, N.A.

----------------------------------------
By                                (SEAL)
  --------------------------------
                                          Louis O. Kiang
                                          Vice President


STATE OF MARYLAND, __________ OF __________, TO WIT:

     I HEREBY CERTIFY, that on this ______ day of ______________, 1997 before me, the undersigned Notary Public of said State, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be a Vice President of Constellation Properties, Inc., a Maryland corporation and General Partner of St. Barnabas Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said corporation by signing the name of the corporation by himself as Vice President.

     WITNESS my hand and Notarial Seal.



                                          ----------------------------
                                          Notary Public


My Commission Expires:

STATE OF MARYLAND, __________ OF __________, TO WIT:

     I HEREBY CERTIFY, that on this ______ day of ______________, 1997 before me, the undersigned Notary Public of said State, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be a Vice President of CPO Constellation Centre, Inc., a Maryland corporation and General Partner of St. Barnabas Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said corporation by signing the name of the corporation by himself as Vice President.

     WITNESS my hand and Notarial Seal.



                                             ----------------------------
                                             Notary Public


My Commission Expires:



STATE OF MARYLAND, __________ OF __________, TO WIT:

     I HEREBY CERTIFY, that on this ______ day of ______________, 1997 before me, the undersigned Notary Public of said State, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be a Vice President of Constellation Properties, Inc., a Maryland corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said corporation by signing the name of the corporation by himself as Vice President.

     WITNESS my hand and Notarial Seal.


                                             ----------------------------
                                             Notary Public

My Commission Expires:



STATE OF MARYLAND, __________ OF __________, TO WIT:

     I HEREBY CERTIFY, that on this ______ day of ______________, 1997, before me, the undersigned Notary Public of said State, personally appeared Louis O. Kiang, who acknowledged himself to be a Vice President of NationsBank, N.A., a national banking association, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said Bank by signing the name of the Bank by himself as Vice President.

     WITNESS my hand and Notarial Seal.



                                             ----------------------------
                                             Notary Public


My Commission Expires:









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